UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

CLOVER HEALTH INVESTMENTS, CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39252	98-1515192
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3401 Mallory Lane, Suite 210
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 432-2133

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CLOV	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders .

On September 22, 2022, Clover Health Investments, Corp. (the "Company" or "Clover") held its 2022 Annual Meeting of Stockholders (the "Annual Meeting") virtually via live webcast. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 12, 2022 (the “Proxy Statement”). Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on August 2, 2022 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters. The matters voted upon at the Annual Meeting and the final voting results, as certified by the Company's independent inspector of election, are set forth below:

Proposal 1: Election of 2 Class I directors.

Lee A. Shapiro and William Robinson, Jr. were each elected to the Company’s board of directors as Class I directors, to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified. The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes
Lee A. Shapiro	920,941,345	22,091,756	140,002,057
William Robinson, Jr.	928,236,387	14,796,714	140,002,057

Proposal 2: Non-binding advisory vote to approve the frequency with which stockholders will participate in future non-binding advisory votes regarding the compensation of Clover's named executive officers.

The stockholders approved 1 year on a non-binding advisory basis as the frequency with which stockholders will participate in future non-binding advisory votes regarding the compensation of Clover's named executive officers. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
940,540,779	617,597	757,053	1,117,672	140,002,057

Based on the recommendation of the board of directors of the Company and the voting results from Proposal 2, the Company will include a non-binding advisory vote regarding the compensation of Clover’s named executive officers every one year until the next required non-binding advisory vote on the frequency of future non-binding advisory votes regarding compensation of Clover’s named executive officers.

Proposal 3: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2022.

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the vote were as follows:

For	Against	Abstain
1,078,668,100	3,991,054	376,004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Clover Health Investments, Corp.

Date:	September 23, 2022	By:	/s/ Joseph Martin
		Name:	Joseph Martin
		Title:	General Counsel and Corporate Secretary